MERRILL LYNCH
                                                                   MASSACHUSETTS
                                                                   MUNICIPAL
                                                                   BOND FUND

                               [GRAPHIC OMITTED]

                                                          STRATEGIC
                                                                   Performance

                                                                   Annual Report
                                                                   July 31, 1999

Merrill Lynch Massachusetts Municipal Bond Fund                    July 31, 1999

TO OUR SHAREHOLDERS

The Municipal Market Environment

During the six months ended July 31, 1999, long-term bond yields rose significantly. Steady US economic growth combined with improvement in foreign economies, most notably Japan and Brazil, as well as an inflation scare in early May put upward pressure on bond yields throughout the period. Continued strong US employment growth, particularly the decline in the US unemployment rate to 4.2% in early June, was among the reasons the Federal Reserve Board cited for raising short-term interest rates in late June. US Treasury bond yields reacted by climbing above 6.15% by late June before improving somewhat to 6.10% by July 31, 1999. During the last six months, yields on long-term US Treasury securities increased approximately 100 basis points (1.00%).

Long-term tax-exempt bond yields also rose during the last six months. Until early May, the municipal bond market had been able to withstand much of the upward pressure on bond yields. However, investor concerns regarding ongoing US economic strength and the fear of additional moves by the Federal Reserve Board eventually pushed municipal bond yields higher throughout June and July. During the period, the yields on long-term tax-exempt revenue bonds rose almost 50 basis points to 5.65%, as measured by the Bond Buyer Revenue Bond Index.

The ability of the tax-exempt bond market to withstand much of the recent upward pressure on long-term fixed-income bond yields has been a reflection of the continued strong technical position the muni cipal bond market has enjoyed in recent quarters. During the last six months, more than $120 billion in long-term municipal bonds was underwritten, a decrease of more than 20% compared to the same period a year ago. During the past three months, more than $60 billion in municipal bonds was underwritten. This quarterly issuance represents a decline of nearly 25% compared to the same three-month period in 1998.

Recently, the municipal supply position deteriorated even further. Total issuance in July 1999 of $16.5 billion was more than 30% lower than July 1998 levels. Additionally, in June and July, investors received more than $40 billion in coupon income and proceeds from bond maturities and early bond redemptions. These proceeds have generated significant retail investor interest, easily absorbing the recent diminished supply. This very favorable supply/demand position allowed the tax-exempt bond market to outperform its taxable counterpart in recent months.

However, the recent relative outperformance of the municipal bond market has somewhat reduced the very attractive tax-exempt bond yield ratios that were available at the end of 1998. In December 1998, long-term, uninsured municipal bond yields were higher than those of their taxable counterparts. Historically, long-term tax-exempt bond yields have been approximately 82%-85% of long-term US Treasury bond yields. Municipal bond yields rose at a lower rate in recent months than US Treasury bond yields, causing the yield ratio to decline. At July 31, 1999, long-term municipal bond yields were approximately 92% of their taxable counterparts. Current ratios, while lower than those available at the end of 1998, still represent historically attractive levels. We expect the municipal bond market to maintain its strong technical position for the remainder of 1999. Consequently, there appears to be little reason for the tax-exempt bond market to underperform the taxable US Treas ury bond market. This suggests that the present bond yield ratio is likely to remain stable in the coming months and a return to a ratio in excess of 100% of taxable Treasury securities is improbable.

Looking ahead, it appears to us that long-term munici pal bond yields will trade in a relatively tight range near current levels. Strong US economic performance is being balanced by nearly negligible inflation data, as well as improvements in productivity in both manufacturing and service industries. Future moves by the Federal Reserve Board have largely been discounted by bond markets and are to a great extent reflected in present bond yields.

Any improvement in bond prices is likely to be contingent upon weakening in both US employment growth and consumer spending. The 100 basis point rise in US Treasury bond yields seen thus far this year is likely to negatively affect US economic growth. The US housing market will be among the first sectors likely to be affected, as some declines have already been evidenced because of higher mortgage rates. We believe it is also unrealistic to expect double-digit returns in US equity markets to continue indefinitely. Much of the US consumer's wealth is tied to recent stock

Merrill Lynch Massachusetts Municipal Bond Fund                    July 31, 1999

market appreciation. Any slowing in these incredible growth rates is likely to reduce consumer spending. These factors suggest that the worst of the recent increase in bond yields has passed and stable, if not slightly improving, bond prices may be expected.

Fiscal Year in Review

Given the considerable volatility exhibited by long-term interest rates during the past year, we made several changes in portfolio strategy in order to guide the Fund through a difficult investment environment. Initially, the worldwide economic and financial market turbulence witnessed last fall prompted a more constructive outlook on our part as expectations of sharp declines in long-term interest rates were soon fulfilled. As a result, the Fund benefited from our efforts to position the portfolio more aggressively during this period.

However, interest rates began to rise as evidence of renewed financial market stability slowly mounted. Signs of continued strength in the domestic economy added to investor concerns, signaling a shift in investor psychology. Our efforts turned to repositioning the portfolio more defensively as a means to preserve net asset values. We increased cash reserves temporarily while we accomplished a modest restructuring of the Fund's holdings. While these efforts helped to insulate the Fund to some degree, the full impact of the bond market's decline could by no means be avoided.

Technical limitations inherent within the municipal market and the Massachusetts market in particular further hindered our efforts to insulate the portfolio. New-issue tax-exempt volume in Massachusetts for the year declined 10%, equal to the 10% decline in national volume. This lack of new issuance allowed for few opportunities to significantly restructure the portfolio in a manner consistent with our changing investment outlook.

Finally, two other investment themes affected the Fund during the year. First, quality spreads (that is, yield spreads between higher-rated and lower-rated credits) remained very narrow for most of the year. In our opinion, investors were not being adequately compensated for the assumption of added credit risk. Consequently, we sought to upgrade the average quality of the portfolio. Second, with many of the Fund's holdings facing early redemption during the next few years, the current rise in long-term interest rates, in our opinion, presented an excellent opportunity to sell off those holdings and reinvest the proceeds in securities possessing more attractive redemption features. We sought to extend the portfolio's average call protection at an opportune time. Furthermore, we believe our proactive approach toward managing call protection should help to insulate the Fund from any untimely redemptions, which we believe will help sustain shareholder income for the near term.

As a result of our efforts this year, the Fund generated total returns for the 12-month period ended July 31, 1999 that underperformed the average return for all Massachusetts municipal tax-exempt funds, as measured by Lipper Analytical Services, Inc. However, the Fund did produce 12-month yields that exceeded the industry average.

In Conclusion

We appreciate your ongoing interest in Merrill Lynch Massachusetts Municipal Bond Fund, and we look forward to serving your investment needs in the months and years to come.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President and Trustee


/s/ Vincent R. Giordano

Vincent R. Giordano
Senior Vice President


/s/ Theodore R. Jaeckel Jr.

Theodore R. Jaeckel Jr.
Vice President and Portfolio Manager

August 31, 1999

Merrill Lynch Massachusetts Municipal Bond Fund                    July 31, 1999

PERFORMANCE DATA

About Fund Performance

      Investors are able to purchase shares of the Fund through the Merrill Lynch Select PricingSM System, which offers four pricing alternatives:

o Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

o Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.25% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

o Class C Shares are subject to a distribution fee of 0.35% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

o Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.10% (but no distribution fee).

      None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distri butions at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to share holders.

Recent Performance Results*

                                                                                                     Standardized
                                                       12 Month      3 Month      Since Inception    30-Day Yield
                                                     Total Return  Total Return     Total Return     As of 7/31/99
==================================================================================================================
ML Massachusetts Municipal Bond Fund Class A Shares      -0.21%        -2.67%           +59.59%           4.00%
------------------------------------------------------------------------------------------------------------------
ML Massachusetts Municipal Bond Fund Class B Shares      -0.71         -2.80            +53.70            3.65
------------------------------------------------------------------------------------------------------------------
ML Massachusetts Municipal Bond Fund Class C Shares      -0.81         -2.82            +30.91            3.55
------------------------------------------------------------------------------------------------------------------
ML Massachusetts Municipal Bond Fund Class D Shares      -0.30         -2.70            +34.32            3.90
==================================================================================================================

* Investment results shown do not reflect sales charges; results would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. The Fund's since inception dates are from 2/28/92 for Class A & Class B Shares and from 10/21/94 for Class C & Class D Shares.

Merrill Lynch Massachusetts Municipal Bond Fund                    July 31, 1999

PERFORMANCE DATA (concluded)

Total Return Based on a $10,000 Investment

Class A and Class B Shares

A line graph depicting the growth of an investment in the Portfolio's Class A Shares and Class B Shares compared to growth of an investment in the Lehman Brothers Municipal Bond Index. Beginning and ending values are:

                                                              2/28/92**     7/99

ML Massachusetts Municipal Bond Fund+--Class A Shares*        $ 9,600    $15,320
ML Massachusetts Municipal Bond Fund+--Class B Shares*        $10,000    $15,370
Lehman Brothers Municipal Bond Index++                        $10,000    $16,393

Class C and Class D Shares

A line graph depicting the growth of an investment in the Portfolio's Class C and Class D Shares compared to growth of an investment in the Lehman Brothers Municipal Bond Index. Beginning and ending values are:

                                                             10/21/94**     7/99

ML Massachusetts Municipal Bond Fund+--Class C Shares*        $10,000    $13,091
ML Massachusetts Municipal Bond Fund+--Class D Shares*        $ 9,600    $12,895
Lehman Brothers Municipal Bond Index++                        $10,000    $14,235

* Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
**    Commencement of operations.
+ ML Massachusetts Municipal Bond Fund invests primarily in long-term, investment-grade obligations issued by or on behalf of the Commonwealth of Massachusetts, its political subdivisions, agencies and instrumentalities and obligations of other qualifying issuers.
++ This unmanaged Index consists of long-term revenue bonds, prerefunded bonds, general obligation bonds and insured bonds. The starting date for the Index in the Class C & Class D Shares' graph is from 10/31/94.
      Past performance is not predictive of future performance.

Average Annual Total Return

                                      % Return Without            % Return With
                                         Sales Charge             Sales Charge**
================================================================================
Class A Shares*
================================================================================
Year Ended 6/30/99                         -0.26%                     -4.25%
--------------------------------------------------------------------------------
Five Years Ended 6/30/99                   +5.93                      +5.07
--------------------------------------------------------------------------------
Inception (2/28/92)
through 6/30/99                            +6.52                      +5.93
--------------------------------------------------------------------------------
*     Maximum sales charge is 4%.
**    Assuming maximum sales charge.

                                         % Return                   % Return
                                       Without CDSC                With CDSC**
================================================================================
Class B Shares*
================================================================================
Year Ended 6/30/99                         -0.77%                     -4.57%
--------------------------------------------------------------------------------
Five Years Ended 6/30/99                   +5.42                      +5.42
--------------------------------------------------------------------------------
Inception (2/28/92)
through 6/30/99                            +5.98                      +5.98
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 4% and is reduced to 0% after 4 years.
**    Assuming payment of applicable contingent deferred sales charge.

================================================================================
                                         % Return                   % Return
                                       Without CDSC                With CDSC**
================================================================================
Class C Shares*
================================================================================
Year Ended 6/30/99                         -0.86%                     -1.81%
--------------------------------------------------------------------------------
Inception (10/21/94)
through 6/30/99                            +5.85                      +5.85
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
**    Assuming payment of applicable contingent deferred sales charge.

================================================================================
                                      % Return Without            % Return With
                                         Sales Charge             Sales Charge**
================================================================================
Class D Shares*
================================================================================
Year Ended 6/30/99                         -0.36%                     -4.34%
--------------------------------------------------------------------------------
Inception (10/21/94)
through 6/30/99                            +6.42                      +5.50
--------------------------------------------------------------------------------
*     Maximum sales charge is 4%.
**    Assuming maximum sales charge.

Merrill Lynch Massachusetts Municipal Bond Fund                    July 31, 1999

SCHEDULE OF INVESTMENTS                                           (in Thousands)

S&P      Moody's   Face                                                                                                      Value
Ratings  Ratings  Amount                                       Issue                                                       (Note 1a)
------------------------------------------------------------------------------------------------------------------------------------
Massachusetts--98.9%
------------------------------------------------------------------------------------------------------------------------------------
AA-      Aa3      $1,000   Massachusetts Bay Transportation Authority Revenue Bonds
                           (General Transportation System), Series A, 7% due 3/01/2021                                      $  1,188
------------------------------------------------------------------------------------------------------------------------------------
AA-      Aa3       1,750   Massachusetts Bay Transportation Authority, Revenue Refunding Bonds (General
                           Transportation System), Series A, 7% due 3/01/2011                                                  2,038
------------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa         815   Massachusetts Education Loan Authority, Education Loan Revenue Bonds, AMT, Issue E,
                           Series A, 7.375% due 1/01/2012 (a)                                                                    870
------------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa       1,880   Massachusetts Educational Financing Authority, Education Loan Revenue Refunding
                           Bonds, AMT, Issue E, 5.85% due 7/01/2014 (a)                                                        1,931
------------------------------------------------------------------------------------------------------------------------------------
BBB+     NR*       1,000   Massachusetts State Development Finance Agency Revenue Bonds (YMCA of Greater
                           Boston Issue), 5.45% due 11/01/2028                                                                   935
------------------------------------------------------------------------------------------------------------------------------------
BBB+     A3        2,500   Massachusetts State Development Finance Agency, Revenue Refunding Bonds (Boston
                           University), Series P, 5.45% due 5/15/2059                                                          2,342
------------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa       2,000   Massachusetts State HFA, Revenue Refunding Bonds (Residential Development), Series C,
                           6.875% due 11/15/2011 (c)                                                                           2,144
------------------------------------------------------------------------------------------------------------------------------------
                           Massachusetts State HFA, S/F Housing Revenue Bonds, AMT:
A+       Aa3       1,400      Series 38, 7.20% due 12/01/2026                                                                  1,456
AAA      Aaa       1,730      Series 48, 6.35% due 6/01/2026 (d)                                                               1,810
------------------------------------------------------------------------------------------------------------------------------------
A+       Aa3       1,995   Massachusetts State HFA, S/F Housing Revenue Refunding Bonds, AMT, Series 40, 6.65%
                           due 12/01/2027                                                                                      2,111
------------------------------------------------------------------------------------------------------------------------------------
                           Massachusetts State Health and Educational Facilities Authority Revenue Bonds:
AAA      Aaa       5,150      (Medical Center of Central Massachusetts), CARS, Series B, 9.47% due 6/23/2022 (a)(e)            6,206
AAA      Aaa       1,000      (Northeastern University), Series I, 5% due 10/01/2029 (d)                                         917
------------------------------------------------------------------------------------------------------------------------------------
                           Massachusetts State Health and Educational Facilities Authority, Revenue Refunding Bonds:
NR*      Ba2         805      (Bay Cove Human Services Issue), Series A, 5.85% due 4/01/2004                                     808
AAA      Aaa          85      (Boston College), Series J, 6.625% due 7/01/2021 (b)                                                90
A1+      VMIG1+      400      (Harvard University), VRDN, 3% due 2/01/2016 (f)                                                   400
NR*      Ca        1,000      (New England Memorial Hospital), Series B, 6.125% due 7/01/2013 (i)                                315
AAA      Aaa       1,000      (Northeastern University), Series E, 6.55% due 10/01/2022 (d)                                    1,076
AA-      A1        1,950      (Partners Healthcare System), Series B, 5.125% due 7/01/2019                                     1,824
NR*      Aaa       1,600      (Southcoast Health System), Series A, 4.75% due 7/01/2027 (d)                                    1,391
AAA      NR*       2,500      (Stonehill College), RIB, Series 80, 7.015% due 7/01/2028 (d)(e)                                 2,271
AAA      Aaa         450      (Stonehill College), Series E, 6.60% due 7/01/2002 (d)(g)                                          488
AAA      Aaa         550      (Stonehill College), Series E, 6.60% due 7/01/2020 (d)                                             590
NR*      A2        2,335      (Wheaton College), Series C, 5.25% due 7/01/2019                                                 2,254
------------------------------------------------------------------------------------------------------------------------------------

PORTFOLIO ABBREVIATIONS

To simplify the listings of Merrill Lynch Massachusetts Municipal Bond Fund's portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT     Alternative Minimum Tax (subject to)
CARS    Complementary Auction Rate Securities
GO      General Obligation Bonds
HFA     Housing Finance Agency
RIB     Residual Interest Bonds
S/F     Single-Family
VRDN    Variable Rate Demand Notes

Merrill Lynch Massachusetts Municipal Bond Fund                    July 31, 1999

SCHEDULE OF INVESTMENTS (concluded)                               (in Thousands)

S&P      Moody's   Face                                                                                                      Value
Ratings  Ratings  Amount                                       Issue                                                       (Note 1a)
------------------------------------------------------------------------------------------------------------------------------------
Massachusetts (concluded)
------------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa      $1,000   Massachusetts State Industrial Finance Agency Revenue Bonds (College of the Holy Cross),
                           5% due 9/01/2023 (d)                                                                             $    926
------------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa       2,500   Massachusetts State Industrial Finance Agency, Revenue Refunding Bonds (Tufts University),
                           Series H, 4.75% due 2/15/2028 (d)                                                                   2,189
------------------------------------------------------------------------------------------------------------------------------------
BBB      NR*       2,000   Massachusetts State Industrial Financial Agency, Resource Recovery Revenue Refunding
                           Bonds (Ogden Haven Hill Project), AMT, Series A, 5.60% due 12/01/2019                               1,929
------------------------------------------------------------------------------------------------------------------------------------
AA-      Aa3       2,000   Massachusetts State Port Authority, Revenue Refunding Bonds, Series A, 5% due 7/01/2023             1,848
------------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa       1,000   Massachusetts State Water Pollution Abatement Trust Revenue Bonds (Pooled Loan Program),
                           Series 4, 4.70%*** due 8/01/2012                                                                      508
------------------------------------------------------------------------------------------------------------------------------------
AA+      Aa3       1,680   Massachusetts State Water Pollution Abatement Trust, Water Pollution Abatement Revenue
                           Bonds (Secured Loan Program), Series A, 6.375% due 2/01/2015                                        1,820
------------------------------------------------------------------------------------------------------------------------------------
NR*      Aaa       1,550   Massachusetts State Water Pollution Abatement Trust, Water Pollution Abatement Revenue
                           Refunding Bonds (New Bedford Program), Series A, 4.75% due 2/01/2021 (b)                            1,383
------------------------------------------------------------------------------------------------------------------------------------
A+       A1        6,000   Massachusetts State Water Resource Authority Revenue Bonds, Series A, 6.50% due 7/15/2019           6,756
------------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa       1,000   South Essex, Massachusetts, Sewer District, GO, Series A, 5.25% due 6/15/2024 (d)                     958
------------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa       1,210   Southern Berkshire, Massachusetts, Regional School District, GO, 7% due 4/15/2011 (d)(h)            1,322
------------------------------------------------------------------------------------------------------------------------------------
NR*      Baa3      1,500   Springfield, Massachusetts, GO (School Project Loan), Series B, 7.10% due 9/01/2002 (g)             1,650
------------------------------------------------------------------------------------------------------------------------------------
A+       Aa3       1,000   University of Massachusetts Building Authority, Revenue Refunding Bonds, Series B, 6.875%
                           due 5/01/2014                                                                                       1,166
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Puerto Rico--0.2%
------------------------------------------------------------------------------------------------------------------------------------
A1+      VMIG1+      100   Puerto Rico Commonwealth Highway and Transportation Authority, Transportation
                           Revenue Refunding Bonds, VRDN, Series A, 2.85% due 7/01/2028 (a)(f)                                   100
------------------------------------------------------------------------------------------------------------------------------------
Total Investments (Cost--$57,021)--99.1%                                                                                      58,010

Variation Margin on Financial Futures Contracts**--0.1%                                                                           57

Other Assets Less Liabilities--0.8%                                                                                              462
                                                                                                                            --------
Net Assets--100.0%                                                                                                          $ 58,529
                                                                                                                            ========
------------------------------------------------------------------------------------------------------------------------------------

(a)   AMBAC Insured.
(b)   FGIC Insured.
(c)   FNMA Collateralized.
(d)   MBIA Insured.
(e) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at July 31, 1999.
(f) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at July 31, 1999.
(g)   Prerefunded.
(h) All or a portion of security held as collateral in connection with open financial futures contracts.
(i)   Non-income producing security.
+     Highest short-term rating by Moody's Investors Service, Inc.
*     Not Rated.
**    Financial futures contracts sold as of July 31, 1999 were as follows:
--------------------------------------------------------------------------------
                                                                  (in Thousands)
--------------------------------------------------------------------------------
Number of                            Expiration                       Value
Contracts        Issue                  Date                     (Notes 1a & 1b)
--------------------------------------------------------------------------------
  166      US Treasury Bonds       September 1999                   $19,085
--------------------------------------------------------------------------------
Total Financial Futures Contracts Sold
(Total Contract Price--$19,386)                                     $19,085
                                                                    =======
--------------------------------------------------------------------------------

*** Represents a zero coupon or step bond; the interest rate shown reflects the effective yield at the time of purchase by the Fund.

      Ratings of issues shown have not been audited by Deloitte & Touche LLP.

      See Notes to Financial Statements.

Merrill Lynch Massachusetts Municipal Bond Fund                    July 31, 1999

FINANCIAL INFORMATION

Statement of Assets and Liabilities as of July 31, 1999

Assets:              Investments, at value (identified cost--$57,021,305) (Note 1a)...                $58,010,270
                     Cash............................................................                      92,875
                     Receivables:
                       Interest......................................................     $ 643,959
                       Variation margin (Note 1b)....................................        57,062
                       Beneficial interest sold......................................           651       701,672
                                                                                          ---------
                     Prepaid registration fees and other assets (Note 1e)............                       1,709
                                                                                                      -----------
                     Total assets....................................................                  58,806,526
                                                                                                      -----------
-----------------------------------------------------------------------------------------------------------------
Liabilities:         Payables:
                       Beneficial interest redeemed..................................        75,825
                       Dividends to shareholders (Note 1f)...........................        42,150
                       Investment adviser (Note 2)...................................        28,526
                       Distributor (Note 2)..........................................        22,731       169,232
                                                                                          ---------
                     Accrued expenses and other liabilities..........................                     108,626
                                                                                                      -----------
                     Total liabilities...............................................                     277,858
                                                                                                      -----------
-----------------------------------------------------------------------------------------------------------------
Net Assets:          Net assets......................................................                 $58,528,668
                                                                                                      ===========
-----------------------------------------------------------------------------------------------------------------
Net Assets           Class A Shares of beneficial interest, $.10 par value,
Consist of:          unlimited number of shares authorized...........................                 $    47,779
                     Class B Shares of beneficial interest, $.10 par value,
                     unlimited number of shares authorized...........................                     432,558
                     Class C Shares of beneficial interest, $.10 par value,
                     unlimited number of shares authorized...........................                      35,902
                     Class D Shares of beneficial interest, $.10 par value,
                     unlimited number of shares authorized...........................                      34,288
                     Paid-in capital in excess of par................................                  57,060,672
                     Accumulated realized capital losses on investments--net.........                    (372,371)
                     Unrealized appreciation on investments--net.....................                    1,289,840
                                                                                                      -----------
                     Net assets......................................................                 $58,528,668
                                                                                                      ===========
-----------------------------------------------------------------------------------------------------------------
Net Asset Value:     Class A--Based on net assets of $5,080,011 and 477,789 shares
                     of beneficial interest outstanding..............................                 $     10.63
                                                                                                      ===========
                     Class B--Based on net assets of $45,988,289 and 4,325,578
                     shares of beneficial interest outstanding.......................                 $     10.63
                                                                                                      ===========
                     Class C--Based on net assets of $3,813,910 and 359,017 shares
                     of beneficial interest outstanding..............................                 $     10.62
                                                                                                      ===========
                     Class D--Based on net assets of $3,646,458 and 342,880 shares
                     of beneficial interest outstanding..............................                 $     10.63
                                                                                                      ===========
-----------------------------------------------------------------------------------------------------------------

            See Notes to Financial Statements.

Merrill Lynch Massachusetts Municipal Bond Fund                    July 31, 1999

Statement of Operations

                                                                                               For the Year Ended
                                                                                                    July 31, 1999
-----------------------------------------------------------------------------------------------------------------
Investment Income    Interest and amortization of premium and discount earned........                 $ 3,488,812
(Note 1d):
-----------------------------------------------------------------------------------------------------------------
Expenses:            Investment advisory fees (Note 2)...............................    $ 347,000
                     Account maintenance and distribution fees--Class B (Note 2).....      252,190
                     Professional fees...............................................       75,945
                     Printing and shareholder reports................................       67,015
                     Accounting services (Note 2)....................................       53,354
                     Transfer agent fees--Class B (Note 2)...........................       22,239
                     Account maintenance and distribution fees--Class C (Note 2).....       20,817
                     Registration fees (Note 1e).....................................       19,000
                     Pricing fees....................................................        5,086
                     Trustees' fees and expenses.....................................        3,642
                     Account maintenance fees--Class D (Note 2)......................        3,536
                     Custodian fees..................................................        3,065
                     Transfer agent fees--Class A (Note 2)...........................        1,997
                     Transfer agent fees--Class C (Note 2)...........................        1,509
                     Transfer agent fees--Class D (Note 2)...........................        1,294
                     Other...........................................................        1,809
                                                                                          --------
                     Total expenses..................................................                     879,498
                                                                                                      -----------
                     Investment income--net .........................................                   2,609,314
                                                                                                      -----------
-----------------------------------------------------------------------------------------------------------------
Realized & Unreal-   Realized gain on investments--net ..............................                     961,543
ized Gain (Loss) on  Change in unrealized appreciation on investments--net...........                  (3,934,953)
Investments--Net                                                                                      -----------
(Notes 1b, 1d & 3):  Net Decrease in Net Assets Resulting from Operations............                 $  (364,096)
                                                                                                      ===========
-----------------------------------------------------------------------------------------------------------------

            See Notes to Financial Statements.

Merrill Lynch Massachusetts Municipal Bond Fund                    July 31, 1999

Statements of Changes in Net Assets

                                                                                                 For the Year Ended July 31,
                                                                                                ----------------------------
Increase (Decrease) in Net Assets:                                                                   1999           1998
----------------------------------------------------------------------------------------------------------------------------
Operations:          Investment income--net .................................................   $  2,609,314    $  2,804,178
                     Realized gain on investments--net ......................................        961,543         239,318
                     Change in unrealized appreciation on investments--net ..................     (3,934,953)        157,464
                                                                                                ------------    ------------
                     Net increase (decrease) in net assets resulting from operations ........       (364,096)      3,200,960
                                                                                                ------------    ------------
----------------------------------------------------------------------------------------------------------------------------
Dividends to         Investment income--net:
Shareholders           Class A ..............................................................       (258,922)       (288,288)
(Note 1f):             Class B ..............................................................     (2,055,046)     (2,368,275)
                       Class C ..............................................................       (137,236)        (68,440)
                       Class D ..............................................................       (158,110)        (79,175)
                                                                                                ------------    ------------
                     Net decrease in net assets resulting from dividends to shareholders ....     (2,609,314)     (2,804,178)
                                                                                                ------------    ------------
----------------------------------------------------------------------------------------------------------------------------
Beneficial Interest  Net decrease in net assets derived from beneficial interest transactions       (129,628)       (954,651)
Transactions                                                                                    ------------    ------------
(Note 4):
----------------------------------------------------------------------------------------------------------------------------
Net Assets:          Total decrease in net assets ...........................................     (3,103,038)       (557,869)
                     Beginning of year ......................................................     61,631,706      62,189,575
                                                                                                ------------    ------------
                     End of year ............................................................   $ 58,528,668    $ 61,631,706
                                                                                                ============    ============
----------------------------------------------------------------------------------------------------------------------------

            See Notes to Financial Statements.

Merrill Lynch Massachusetts Municipal Bond Fund                    July 31, 1999

Financial Highlights

The following per share data and ratios have been derived from information provided in the financial statements.

                                                                                             Class A
                                                                -----------------------------------------------------------------
                                                                                    For the Year Ended July 31,
                                                                -----------------------------------------------------------------
Increase (Decrease) in Net Asset Value:                            1999          1998          1997          1996          1995
---------------------------------------------------------------------------------------------------------------------------------
Per Share          Net asset value, beginning of year .......   $   11.15     $   11.07     $   10.60     $   10.46     $   10.48
Operating                                                       ---------     ---------     ---------     ---------     ---------
Performance:       Investment income--net ...................         .51           .56           .56           .56           .56
                   Realized and unrealized gain (loss) on
                   investments--net .........................        (.52)          .08           .47           .14          (.02)
                                                                ---------     ---------     ---------     ---------     ---------
                   Total from investment operations .........        (.01)          .64          1.03           .70           .54
                                                                ---------     ---------     ---------     ---------     ---------
                   Less dividends from investment income--net        (.51)         (.56)         (.56)         (.56)         (.56)
                                                                ---------     ---------     ---------     ---------     ---------
                   Net asset value, end of year .............   $   10.63     $   11.15     $   11.07     $   10.60     $   10.46
                                                                =========     =========     =========     =========     =========
---------------------------------------------------------------------------------------------------------------------------------
Total Investment   Based on net asset value per share .......        (.21%)        5.92%        10.02%         6.78%         5.35%
Return:*                                                        =========     =========     =========     =========     =========
---------------------------------------------------------------------------------------------------------------------------------
Ratios to Average  Expenses, net of reimbursement ...........         .95%          .86%          .83%          .84%          .88%
Net Assets:                                                     =========     =========     =========     =========     =========
                   Expenses .................................         .95%          .86%          .83%          .84%          .91%
                                                                =========     =========     =========     =========     =========
                   Investment income--net ...................        4.58%         5.02%         5.22%         5.23%         5.42%
                                                                =========     =========     =========     =========     =========
---------------------------------------------------------------------------------------------------------------------------------
Supplemental       Net assets, end of year (in thousands) ...   $   5,080     $   5,705     $   5,757     $   5,887     $   6,630
Data:                                                           =========     =========     =========     =========     =========
                   Portfolio turnover .......................       89.30%        23.32%        24.64%        56.05%        89.62%
                                                                =========     =========     =========     =========     =========
---------------------------------------------------------------------------------------------------------------------------------

      *     Total investment returns exclude the effects of sales loads.

            See Notes to Financial Statements.

Merrill Lynch Massachusetts Municipal Bond Fund                    July 31, 1999

Financial Highlights (continued)

The following per share data and ratios have been derived from information provided in the financial statements.

                                                                                              Class B
                                                                 -----------------------------------------------------------------
                                                                                      For the Year Ended July 31,
                                                                 -----------------------------------------------------------------
Increase (Decrease) in Net Asset Value:                            1999          1998          1997          1996          1995
----------------------------------------------------------------------------------------------------------------------------------
Per Share            Net asset value, beginning of year .......   $    11.15     $    11.07   $    10.60   $    10.46   $    10.48
Operating                                                         ----------     ----------   ----------   ----------   ----------
Performance:         Investment income--net ...................          .45            .50          .51          .51          .50
                     Realized and unrealized gain (loss) on
                     investments--net .........................         (.52)           .08          .47          .14         (.02)
                                                                  ----------     ----------   ----------   ----------   ----------
                     Total from investment operations .........         (.07)           .58          .98          .65          .48
                                                                  ----------     ----------   ----------   ----------   ----------
                     Less dividends from investment income--net         (.45)          (.50)        (.51)        (.51)        (.50)
                                                                  ----------     ----------   ----------   ----------   ----------
                     Net asset value, end of year .............   $    10.63     $    11.15   $    11.07   $    10.60   $    10.46
                                                                  ==========     ==========   ==========   ==========   ==========
----------------------------------------------------------------------------------------------------------------------------------
Total Investment     Based on net asset value per share .......         (.71%)         5.38%        9.46%        6.23%        4.82%
Return:*                                                          ==========     ==========   ==========   ==========   ==========
----------------------------------------------------------------------------------------------------------------------------------
Ratios to Average    Expenses, net of reimbursement ...........         1.46%          1.37%        1.34%        1.35%        1.39%
Net Assets:                                                       ==========     ==========   ==========   ==========   ==========
                     Expenses .................................         1.46%          1.37%        1.34%        1.35%        1.42%
                                                                  ==========     ==========   ==========   ==========   ==========
                     Investment income--net ...................         4.07%          4.51%        4.71%        4.72%        4.91%
                                                                  ==========     ==========   ==========   ==========   ==========
----------------------------------------------------------------------------------------------------------------------------------
Supplemental         Net assets, end of year (in thousands) ...   $   45,988     $   51,255   $   53,336   $   59,868   $   66,927
Data:                                                             ==========     ==========   ==========   ==========   ==========
                     Portfolio turnover .......................        89.30%         23.32%       24.64%       56.05%       89.62%
                                                                  ==========     ==========   ==========   ==========   ==========
----------------------------------------------------------------------------------------------------------------------------------

      *     Total investment returns exclude the effects of sales loads.

            See Notes to Financial Statements.

Merrill Lynch Massachusetts Municipal Bond Fund                    July 31, 1999

Financial Highlights (continued)

The following per share data and ratios have been derived from information provided in the financial statements.

                                                                                               Class C
                                                                  ---------------------------------------------------------------
                                                                                                                         For the
                                                                                                                          Period
                                                                                                                         Oct. 21,
                                                                              For the Year Ended July 31,                1994+ to
                                                                  ---------------------------------------------------    July 31,
Increase (Decrease) in Net Asset Value:                              1999         1998           1997          1996        1995
---------------------------------------------------------------------------------------------------------------------------------
Per Share            Net asset value, beginning of period .....   $   11.14     $   11.06     $   10.60     $   10.46   $   10.03
Operating                                                         ---------     ---------     ---------     ---------   ---------
Performance:         Investment income--net ...................         .44           .49           .49           .49         .37
                     Realized and unrealized gain (loss) on
                     investments--net .........................        (.52)          .08           .46           .14         .43
                                                                  ---------     ---------     ---------     ---------   ---------
                     Total from investment operations .........        (.08)          .57           .95           .63         .80
                                                                  ---------     ---------     ---------     ---------   ---------
                     Less dividends from investment income--net        (.44)         (.49)         (.49)         (.49)       (.37)
                                                                  ---------     ---------     ---------     ---------   ---------
                     Net asset value, end of period ...........   $   10.62     $   11.14     $   11.06     $   10.60   $   10.46
                                                                  =========     =========     =========     =========   =========
---------------------------------------------------------------------------------------------------------------------------------
Total Investment     Based on net asset value per share .......        (.81%)        5.28%         9.25%         6.12%       8.13%++
Return:**                                                         =========     =========     =========     =========   =========
---------------------------------------------------------------------------------------------------------------------------------
Ratios to Average    Expenses .................................        1.57%         1.47%         1.43%         1.45        1.56%*
Net Assets:                                                       =========     =========     =========     =========   =========
                     Investment income--net ...................        3.96%         4.40%         4.63%         4.61%       4.68%*
                                                                  =========     =========     =========     =========   =========
---------------------------------------------------------------------------------------------------------------------------------
Supplemental         Net assets, end of period (in thousands)     $   3,814     $   1,835     $   1,495     $   1,185   $     432
Data:                                                             =========     =========     =========     =========   =========
                     Portfolio turnover .......................       89.30%        23.32%        24.64%        56.05%      89.62%
                                                                  =========     =========     =========     =========   =========
---------------------------------------------------------------------------------------------------------------------------------

      *     Annualized.
      **    Total investment returns exclude the effects of sales loads.
      +     Commencement of operations.
      ++    Aggregate total investment return.

      See Notes to Financial Statements.

Merrill Lynch Massachusetts Municipal Bond Fund                    July 31, 1999

FINANCIAL INFORMATION (concluded)

Financial Highlights (concluded)

The following per share data and ratios have been derived from information provided in the financial statements.

                                                                                               Class D
                                                                  ---------------------------------------------------------------
                                                                                                                         For the
                                                                                                                          Period
                                                                                                                         Oct. 21,
                                                                              For the Year Ended July 31,                1994+ to
                                                                  ---------------------------------------------------    July 31,
Increase (Decrease) in Net Asset Value:                              1999         1998           1997          1996        1995
---------------------------------------------------------------------------------------------------------------------------------
Per Share            Net asset value, beginning of period .....   $   11.15     $   11.07     $   10.61   $   10.47     $   10.03
Operating                                                         ---------     ---------     ---------   ---------     ---------
Performance:         Investment income--net ...................         .50           .55           .55         .55           .42
                     Realized and unrealized gain (loss) on
                     investments--net .........................        (.52)          .08           .46         .14           .44
                                                                  ---------     ---------     ---------   ---------     ---------
                     Total from investment operations .........        (.02)          .63          1.01         .69           .86
                                                                  ---------     ---------     ---------   ---------     ---------
                     Less dividends from investment income--net        (.50)         (.55)         (.55)       (.55)         (.42)
                                                                  ---------     ---------     ---------   ---------     ---------
                     Net asset value, end of period ...........   $   10.63     $   11.15     $   11.07   $   10.61     $   10.47
                                                                  =========     =========     =========   =========     =========
---------------------------------------------------------------------------------------------------------------------------------
Total Investment     Based on net asset value per share .......        (.30%)        5.82%         9.80%       6.67%         8.70%++
Return:**                                                         =========     =========     =========   =========     =========
---------------------------------------------------------------------------------------------------------------------------------
Ratios to Average    Expenses .................................        1.06%          .96%          .93%        .94%         1.04%*
Net Assets:                                                       =========     =========     =========   =========     =========
                     Investment income--net ...................        4.47%         4.91%         5.13%       5.12%         5.22%*
                                                                  =========     =========     =========   =========     =========
---------------------------------------------------------------------------------------------------------------------------------
Supplemental         Net assets, end of period (in thousands)     $   3,647     $   2,837     $   1,602   $   1,290     $     750
Data:                                                             =========     =========     =========   =========     =========
                     Portfolio turnover .......................       89.30%        23.32%        24.64%      56.05%        89.62%
                                                                  =========     =========     =========   =========     =========
---------------------------------------------------------------------------------------------------------------------------------

      *     Annualized.
      **    Total investment returns exclude the effects of sales loads.
      +     Commencement of operations.
      ++    Aggregate total investment return.

            See Notes to Financial Statements.

Merrill Lynch Massachusetts Municipal Bond Fund                    July 31, 1999

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

Merrill Lynch Massachusetts Municipal Bond Fund (the "Fund") is part of Merrill Lynch Multi-State Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund's financial statements are prepared in accordance with generally accepted accounting principles, which may require the use of management accruals and estimates. The Fund offers four classes of shares under the Merrill Lynch Select PricingSM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contin gent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds and other portfolio securities in which the Fund invests are traded primarily in the over-the-counter municipal bond and money markets and are valued at the last available bid price in the over-the-counter market or on the basis of yield equivalents as obtained from one or more dealers that make markets in the securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their settlement prices as of the close of such exchanges. Short-term investments with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust, including valuations furnished by a pricing service retained by the Trust, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trustees.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(f) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

Merrill Lynch Massachusetts Municipal Bond Fund                    July 31, 1999

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Manage ment, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distrib utor ("MLFD" or the "Distributor"), a division of Princeton Funds Distributor, Inc. ("PFD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets at the following annual rates: .55% of the Fund's average daily net assets not exceeding $500 million; .525% of average daily net assets in excess of $500 million but not exceeding $1 billion; and .50% of average daily net assets in excess of $1 billion.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

--------------------------------------------------------------------------------
                                             Account           Distribution
                                          Maintenance Fee           Fee
--------------------------------------------------------------------------------
Class B.................                       .25%                .25%
Class C.................                       .25%                .35%
Class D.................                       .10%                 --
--------------------------------------------------------------------------------

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended July 31, 1999, MLFD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

--------------------------------------------------------------------------------
                                              MLFD                  MLPF&S
--------------------------------------------------------------------------------
Class A....................                   $ 57                 $   787
Class D....................                   $286                 $25,812
--------------------------------------------------------------------------------

For the year ended July 31, 1999, MLPF&S received contingent deferred sales charges of $31,815 and $5,118 relating to transactions in Class B and Class C Shares, respectively.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, FDS, PFD, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended July 31, 1999 were $54,598,947 and $52,579,134, respectively.

Net realized gains for the year ended July 31, 1999 and net unrealized gains as of July 31, 1999 were as follows:

--------------------------------------------------------------------------------
                                                   Realized           Unrealized
                                                    Gains               Gains
--------------------------------------------------------------------------------
Long-term investments ..................          $  961,543          $  988,965
Financial futures ......................                  --             300,875
                                                  ----------          ----------
Total ..................................          $  961,543          $1,289,840
                                                  ==========          ==========
--------------------------------------------------------------------------------

As of July 31, 1999, net unrealized appreciation for Federal income tax purposes aggregated $988,965, of which $2,726,184 related to appreciated securities and $1,737,219 related to depreciated securities. The aggregate cost of investments at July 31, 1999 for Federal income tax purposes was $57,021,305.

Merrill Lynch Massachusetts Municipal Bond Fund                    July 31, 1999

NOTES TO FINANCIAL STATEMENTS (concluded)

4. Beneficial Interest Transactions:

Net decrease in net assets derived from beneficial interest transactions was $129,628 and $954,651 for the years ended July 31, 1999 and July 31, 1998, respectively.

Transactions in shares of beneficial interest for each class were as follows:

--------------------------------------------------------------------------------
Class A Shares for the Year                                            Dollar
Ended July 31, 1999                                  Shares            Amount
--------------------------------------------------------------------------------
Shares sold ..............................            82,772        $   924,254
Shares issued to shareholders
in reinvestment of dividends .............             9,936            110,112
                                                    --------        -----------
Total issued .............................            92,708          1,034,366
Shares redeemed ..........................          (126,725)        (1,402,310)
                                                    --------        -----------
Net decrease .............................           (34,017)       $  (367,944)
                                                    ========        ===========
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class A Shares for the Year                                            Dollar
Ended July 31, 1998                                  Shares            Amount
--------------------------------------------------------------------------------
Shares sold ..............................            55,712        $   618,548
Shares issued to shareholders
in reinvestment of dividends .............             9,979            110,642
                                                    --------        -----------
Total issued .............................            65,691            729,190
Shares redeemed ..........................           (73,879)          (821,852)
                                                    --------        -----------
Net decrease .............................            (8,188)       $   (92,662)
                                                    ========        ===========
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Class B Shares for the Year                                            Dollar
Ended July 31, 1999                                  Shares            Amount
--------------------------------------------------------------------------------
Shares sold ..............................           529,211        $ 5,897,022
Shares issued to shareholders
in reinvestment of dividends .............            97,126          1,076,842
                                                    --------        -----------
Total issued .............................           626,337          6,973,864
Automatic conversion
of shares ................................            (4,517)           (48,743)
Shares redeemed ..........................          (894,470)        (9,884,471)
                                                    --------        -----------
Net decrease .............................          (272,650)       $(2,959,350)
                                                    ========        ===========
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Class B Shares for the Year                                            Dollar
Ended July 31, 1998                                  Shares            Amount
--------------------------------------------------------------------------------
Shares sold ..............................           479,010        $ 5,315,771
Shares issued to shareholders
in reinvestment of dividends .............           115,457          1,279,860
                                                    --------        -----------
Total issued .............................           594,467          6,595,631
Automatic conversion
of shares ................................           (14,966)          (165,584)
Shares redeemed ..........................          (798,678)        (8,856,952)
                                                    --------        -----------
Net decrease .............................          (219,177)       $(2,426,905)
                                                    ========        ===========
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class C Shares for the Year                                            Dollar
Ended July 31, 1999                                  Shares            Amount
--------------------------------------------------------------------------------
Shares sold ..............................           275,198        $ 3,090,519
Shares issued to shareholders
in reinvestment of dividends .............            10,688            117,964
                                                    --------        -----------
Total issued .............................           285,886          3,208,483
Shares redeemed ..........................           (91,629)        (1,010,515)
                                                    --------        -----------
Net increase .............................           194,257        $ 2,197,968
                                                    ========        ===========
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Class C Shares for the Year                                            Dollar
Ended July 31, 1998                                  Shares            Amount
--------------------------------------------------------------------------------
Shares sold ..............................            67,852        $   755,430
Shares issued to shareholders
in reinvestment of dividends .............             4,793             53,138
                                                    --------        -----------
Total issued .............................            72,645            808,568
Shares redeemed ..........................           (43,020)          (474,178)
                                                    --------        -----------
Net increase .............................            29,625        $   334,390
                                                    ========        ===========
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Class D Shares for the Year                                            Dollar
Ended July 31, 1999                                  Shares            Amount
--------------------------------------------------------------------------------
Shares sold ..............................           141,301        $ 1,584,586
Automatic conversion
of shares ................................             4,514             48,743
Shares issued to shareholders
in reinvestment of dividends .............             4,215             46,523
                                                    --------        -----------
Total issued .............................           150,030          1,679,852
Shares redeemed ..........................           (61,590)          (680,154)
                                                    --------        -----------
Net increase .............................            88,440        $   999,698
                                                    ========        ===========
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class D Shares for the Year                                            Dollar
Ended July 31, 1998                                  Shares            Amount
--------------------------------------------------------------------------------
Shares sold ..............................           128,646        $ 1,434,340
Automatic conversion
of shares ................................            14,965            165,584
Shares issued to shareholders
in reinvestment of dividends .............             1,763             19,572
                                                    --------        -----------
Total issued .............................           145,374          1,619,496
Shares redeemed ..........................           (35,553)          (388,970)
                                                    --------        -----------
Net increase .............................           109,821        $ 1,230,526
                                                    ========        ===========
-------------------------------------------------------------------------------

Merrill Lynch Massachusetts Municipal Bond Fund                    July 31, 1999

INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders, Merrill Lynch Massachusetts Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Massachusetts Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust as of July 31, 1999, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at July 31, 1999 by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch Massachusetts Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust as of July 31, 1999, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


Deloitte & Touche llp
Princeton, New Jersey
September 3, 1999

Merrill Lynch Massachusetts Municipal Bond Fund                    July 31, 1999

IMPORTANT TAX INFORMATION (unaudited)

All of the net investment income distributions paid monthly by Merrill Lynch Massachusetts Municipal Bond Fund during its taxable year ended July 31, 1999 qualify as tax-exempt interest dividends for Federal income tax purposes.

Additionally, there were no capital gains distributions made by the Fund during the year.

Please retain this information for your records.

Merrill Lynch Massachusetts Municipal Bond Fund                    July 31, 1999

OFFICERS AND TRUSTEES

Terry K. Glenn, President and Trustee
James H. Bodurtha, Trustee
Herbert I. London, Trustee
Robert R. Martin, Trustee
Joseph L. May, Trustee
Andre F. Perold, Trustee
Arthur Zeikel, Trustee
Vincent R. Giordano, Senior Vice President
Kenneth A. Jacob, Vice President
Theodore R. Jaeckel Jr., Vice President
Donald C. Burke, Vice President and Treasurer
Alice A. Pellegrino, Secretary

Custodian

State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863


19
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This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Merrill Lynch Massachusetts
Municipal Bond Fund
Merrill Lynch Multi-State
Municipal Series Trust
Box 9011
Princeton, NJ
08543-9011                                                           #16150-7/99

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